EXHIBIT 99.03

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Notification of major interests in shares

28 February 2007

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights	Yes
Other (please specify):

3. Full name of person(s) subject to the notification obligation:	Fidelity International Limited (FIL)
4. Full name of shareholder(s) (if different from 3.):	See attached
schedule
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	Revised due to DTR rules
6. Date on which issuer notified:	27 February 2007
7. Threshold(s) that is/are crossed or reached:
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights	% of voting rights

Registered in England 2883758 Registered Office as above

			Direct	Direct	Indirect	Direct	Indirect
GB00B0KQX869	26,759,374	26,759,374			26,759,374		5.23%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
26,759,374	5.23%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

See attached schedule

Proxy Voting:

10. Name of the proxy holder:	Fidelity International Limited (FIL)
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:	As discussed with the FSA, prior to the implementation of the EU Transparency Directive, we aggregated the interests in the shares of FMR Corp (FMR) and Fidelity International Limited (FIL) together for the purposes of shareholder reporting. According to the new DTR rules we are now reporting the indirect holdings of FMR and FIL separately. A separate notification is being submitted for FILFMR Corp. Please note these holdings are correct as of close of business 26 February 2007.
14. Contact name:	Sophie Hughes
15. Contact telephone number:	01737 836713

(Contact at Shire plc: Vivienne Hemming, Deputy Company Secretary, 01256 894276)

Registered in England 2883758 Registered Office as above

Schedule:

Shares Held	Nominee	Management Company
23,500	TRUST&CUST SVCS BK LTD, TOKO	FIJ
27,200	STATE STREET HONG KONG	FIA(K)L
372,030	STATE STR BK AND TR CO LNDN (S	FPM
46,700	STATE STR BK AND TR CO LNDN (S	FIL
977,197	NORTHERN TRUST LONDON	FPM
170,500	NORTHERN TRUST LONDON	FIL
52,800	NORTHERN TRUST CO	FIL
18,200	NORDDEUTSCHE LANDERSBANK	FIL
46,100	NOMURA TEST AND BANKING	FIJ
119,300	MIDLAND SECURITIES SERVICES	FPM
472,900	MELLON BANK	FPM
88,700	MASTER TRUST BANK OF JAPAN	FIJ
279,800	JPMORGAN, BOURNEMOUTH	FIL
922,028	JPMORGAN, BOURNEMOUTH	FPM
10,770,619	JPMORGAN, BOURNEMOUTH	FISL
3,417,582	JPMORGAN, BOURNEMOUTH	FIL
987,772	JPMORGAN, BOURNEMOUTH	FII
12,200	DEXIA PRIVATBANK	FPM
23,300	CHASE MANHTTN BK AG FRNKFRT (S	FPM
65,400	BROWN BROTHERS HARRIMAN AND CO	FIL
5,471,451	BROWN BROS HARRIMN LTD LUX	FIL
702,230	BNP PARIBAS, PARIS	FIGEST
110,300	BNP PARIBAS, PARIS (C)	FIL
266,500	BERMUDA TRUST FAR EAST HK	FIM HK
686,800	BANK OF NEW YORK EUROPE LDN	FII
628,265	BANK OF NEW YORK BRUSSELS	FPM

Fidelity International Limited (FIL) is the parent holding company for various direct and indirect subsidiaries, including Fidelity Fund Management Limited (FFML), Fidelity Fund Management Limited (FFML), Fidelity Investment Services Ltd (FISL), Fidelity Gestion (FIGEST), Fidelity Investments Advisory (Korea) Limited (FIAKL), Fidelity Investments Management (Hong Kong) Limited (FIMHK), Fidelity Pension Management (FPM), Fidelity Investments Japan (FLJ) and Fidelity Investments International (FII), investment managers for various non-US investment companies and institutional clients.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Registered in England 2883758 Registered Office as above

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 2883758 Registered Office as above